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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) June 25, 2001.


                                 USG Corporation
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             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8864
                                                 ------

                  Delaware                                  36-3329400
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      (State or other jurisdiction of                    (I.R.S. Employer
       incorporation or organization)                    Identification No.)

125 South Franklin Street, Chicago, Illinois                 60606-4678
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  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (312) 606-4000
                                                    ----------------------------


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     Item 3.  BANKRUPTCY OR RECEIVERSHIP


     On June 25, 2001, USG Corporation ("USG") and its major domestic subsidiaries, including United States Gypsum Company, USG Interiors, Inc. and L&W Supply Corporation, each filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United State Bankruptcy Court for the District of Delaware in Wilmington (the "Court"). The cases have been consolidated for the purpose of joint administration as In re USG Corporation et al. (case no. 01-2094) and were assigned to District Court Judge Joseph J. Farnan for initial proceedings (the "Chapter 11 Cases").(1)

At a hearing held on June 27, 2001, the Court approved, on an interim basis, USG's $350 million post-petition debtors-in-possession financing facility managed by JP Morgan Chase and gave the debtors immediate access to $150 million under the facility. A hearing on final approval of the facility is expected to occur in 30 to 60 days from that date.

The petitioners in the Chapter 11 Cases continue to operate their businesses and manage their affairs as debtors-in-possession.

The Chapter 11 Cases do not include any of USG's non-U.S. subsidiaries, affiliates or operations.

On June 25 and 27, 2001, USG issued press releases relating to the foregoing. Copies of the press releases are attached hereto as exhibits and incorporated herein by reference.



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(1) Voluntary petitions in the Chapter 11 Cases were filed by: USG Corporation
(01-2094); United States Gypsum Company (01-2095); USG Interiors, Inc. (01-2096); USG Interiors International, Inc. (01-2097); L&W Supply Corporation (01-2098); Beadex Manufacturing, LLC (01-2099); B-R Pipeline Company (01-2100); LaMirada Products Co., Inc. (01-2101); USG Industries, Inc. (01-2102); USG Pipeline Company (01-2103); and Stocking Specialists, Inc. (01-2104).

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     EXHIBITS.

     99   A.   Press release dated June 25, 2001.

          B.   Press release dated June 27, 2001.



                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   USG CORPORATION
                                                   Registrant


Date:  June 28, 2001                          By:  /s/ Richard H. Fleming
                                                   -----------------------------
                                                   Richard H. Fleming,
                                                   Executive Vice President
                                                   and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                Exhibit
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99 A.                      Press release dated June 25, 2001
   B.                      Press release dated June 27, 2001